UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________

Date of Report (Date of earliest event reported): February 28, 2025

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32530	36-3922969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24900 Pitkin Road, Suite 309, Spring, Texas 77386
(Address of principal executive offices, including zip code)

(847) 966-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PPIH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On February 26, 2025, the Board of Directors (the "Board") of Perma-Pipe International Holdings, Inc. (the "Company") increased the size of the Board to seven directors and appointed Mr. Jon C. Biro to the Board, effective March 4, 2025. Concurrent with his appointment to the Board, Mr. Biro was also appointed to serve on the Audit Committee, Compensation Committee, and the Nominating and Corporate Governance Committee of the Board.

Mr. Biro, age 58, has extensive business leadership, financial, board, and C-Suite executive experience, serving as an Operating Advisor to Snow Peak Capital, LLC since 2022, as well as serving on the board for one of its portfolio companies, Sandy Alexander, Inc., a commercial printing business. Previously, Mr. Biro served as Chief Financial Officer to several public companies, including Harte-Hanks, Inc., a marketing services business from 2017 to 2019, Exterran Holdings, Inc., in the natural gas compression business from 2014 to 2017, and Consolidated Graphics, Inc. from 2008 to 2014, a consolidator of commercial printers. Additionally, since 2010, Mr. Biro has been a board member of Vision Plastics New Zealand, Ltd., a privately owned plastics processing business. He graduated from the University of Texas with a Bachelor of Arts degree in Psychology with a minor in Economics, and from the University of Houston with a Master of Science in Accountancy.

In connection with the appointment of Mr. Biro as a director, he will receive compensation for his services that is consistent with the other independent directors as described under "Director Compensation" set forth in the Company's proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on July 2, 2024.

Item 7.01	Regulation FD Disclosure.

On February 28, 2025, the Company issued a press release announcing the events described in Item 5.02. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed or furnished herewith:

Exhibit
Number

99.1	Press Release of Perma-Pipe International Holdings, Inc., dated February 28, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMA-PIPE INTERNATIONAL HOLDINGS, INC.

Date: February 28, 2025	By:	/s/ Matthew E. Lewicki
Matthew E. Lewicki
Vice President and Chief Financial Officer